April 9, 2008
Dear Fellow Shareholder:
I am writing you directly because we need your help. Rainier is asking our shareholders to approve the reorganization of the Rainier Large Cap Growth Equity Portfolio into a new mutual fund called the John Hancock Rainier Growth Fund. As more fully explained in the proxy material which accompanied our original mailing and summarized in the enclosed Q&A, we believe that the proposal is beneficial to Rainier, to John Hancock, and to you.
The Portfolio’s trustees have unanimously approved the reorganization and believe that the approval of this proposal is important to the continued success of the fund.
Although the response of our shareholders who have voted so far has been extraordinarily positive (95% FOR the proposal), we are still short of the total vote of shares required for this change to take effect at the Special Meeting of Shareholders scheduled for April 23, 2008.
Please take a minute to mark and return the enclosed proxy card.
Every vote counts!
If you have any questions regarding the reorganization, please call us at 1-866-586-0652 and a proxy specialist will be happy to answer your proxy-related questions and assist you in placing your vote.
Thank you for your help in this important matter.
Sincerely,

/s/ J. Glenn Haber
J. Glenn Haber
Chairman Rainier Funds
Enclosures